SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-BET HOLDINGS INC-A

          GABELLI FUNDS, INC.
               THE GABELLI GLOBAL MULTI MEDIA TRUST
                                 4/30/97            1,000            28.6125
               THE GABELLI CAPITAL ASSET FUND
                                 5/02/97            2,000            29.1750
          GAMCO INVESTORS, INC.
                                 5/14/97              500            28.2500
                                 5/12/97            2,000            28.8438
                                 5/05/97            2,000            29.1500
                                 5/02/97            2,000            29.1250
                                 5/01/97            2,000            28.8750
          GAMCO INVESTORS, INC.
                                 6/02/97            4,000-           33.1250
                                 5/29/97              200-           31.8750
                                 5/23/97            1,000            31.0000
                                 5/22/97           25,000-             *DO
                                 5/22/97              198-           30.6250
                                 5/05/97            3,000            29.1500
                                 5/05/97           30,000-             *DO
                                 5/01/97            1,500-             *DO
                                 4/30/97            5,000            28.7000
                                 4/30/97            2,000            28.7500
                                 4/30/97            1,000-           28.5000
                                 4/30/97            1,500-             *DO
                                 4/29/97            5,000            28.9500


          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.